UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811- 07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2013

Date of reporting period:	September 1, 2012 — February 28, 2013

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PGCOX

Putnam Global Consumer Fund

Semiannual report 2|28|13

A world of investing.™

Putnam Investments

This GLOBAL SECTOR FUND invests in stocks of consumer companies worldwide.

Putnam
Global Consumer
Fund

Semiannual report
2 | 28 | 13

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Financial statements	16

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Investments in small and/or midsize companies increase the risk of greater price fluctuations. The fund’s policy of concentrating on a limited group of industries and the fund’s non-diversified status, which means the fund may invest in fewer issuers, can increase the fund’s vulnerability to common economic forces and may result in greater losses and volatility. Derivatives also involve the risk, in the case of many over-the-counter instruments, of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The use of short selling may result in losses if the securities appreciate in value. The prices of stocks in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific company or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

The U.S. stock market has set record highs recently, thanks to steadily improving housing and employment data and the Federal Reserve’s pledge to continue to add stimulus until it believes the economy has meaningfully improved. The federal budget battle continues among Washington lawmakers, but investors appear to believe that a resolution will eventually take place.

The by-now familiar risks that have buffeted markets for a few years have not gone away entirely, but they appear to be steadily abating. Europe, while having slumped further into recession, is slowly addressing its sovereign debt problem; China’s economy appears to be improving; and here in the United States economic recovery is underway.

Times like these require a measured, balanced approach to investing. At Putnam, our investment team is actively focused on managing risk while pursuing returns. The guidance of your financial advisor is also important in helping to ensure that your portfolio remains in line with your individual goals and tolerance for risk.

We would like to extend a welcome to new shareholders of the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Pursuing growth opportunities in consumer companies worldwide

To understand where Putnam Global Consumer Fund invests, simply take a look around you. Everything you eat, drink, wear, or play with is considered a consumer product. Under normal circumstances, the fund invests at least 80% of its net assets in stocks of companies in the consumer discretionary and consumer staples industries.

The fund can invest in businesses of all sizes and at different stages of growth, from newer, rapidly growing companies to established global corporations.

The manager focuses primarily on large and midsize companies, and has the flexibility to invest in U.S. and international markets. The fund’s flexibility is an advantage in difficult economic environments, particularly because it can invest in both consumer staples and consumer cyclical stocks.

The advantage of consumer staples is that they tend to stay in demand regardless of economic conditions. You are purchasing staples when you buy food, beverages, prescription drugs, or household products.

On the other hand, if you are planning a vacation or shopping for a high-definition TV, you are considering cyclical products and services. Companies in cyclical industries — such as hotels, restaurants, media companies, and automobile makers — tend to be more sensitive to economic cycles, and struggle more in a slowing economy.

The fund manager analyzes each company’s valuation, financial strength, competitive positioning, earnings, and cash flow. He conducts intensive fundamental research with support from analysts on Putnam’s Global Equity Research team.

Sector investing at Putnam

In recent decades, innovation and business growth have propelled stocks in different industries to market-leading performance. Finding these stocks, many of which are in international markets, requires rigorous research and in-depth knowledge of global markets.

Putnam’s sector funds invest in nine sectors worldwide and offer active management, risk controls, and the expertise of dedicated sector analysts. The funds’ managers invest with flexibility and precision, using fundamental research to hand select stocks for the portfolios.

All sectors in one fund:

Putnam Global Sector Fund

A portfolio of individual Putnam Global Sector Funds that provides exposure to all sectors of the MSCI World Index.

Individual sector funds:

Global Consumer Fund

Retail, hotels, restaurants, media, food and beverages

Global Energy Fund

Oil and gas, energy equipment and services

Global Financials Fund

Commercial banks, insurance, diversified financial services, mortgage finance

Global Health Care Fund

Pharmaceuticals, biotechnology, health-care services

Global Industrials Fund

Airlines, railroads, trucking, aerospace and defense, construction, commercial services

Global Natural Resources Fund

Metals, chemicals, oil and gas, forest products

Global Technology Fund

Software, computers, Internet services

Global Telecommunications Fund

Diversified and wireless telecommunications services

Global Utilities Fund

Electric, gas, and water utilities

2	Global Consumer Fund	Global Consumer Fund	3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

4	Global Consumer Fund

Interview with your fund’s portfolio manager

Walter, what can you tell us about the investing environment and the fund’s performance for the six months ended February 28, 2013?

Stocks in the consumer sector delivered solid positive returns, and equity markets as a whole rallied for most of the period. The fund’s fiscal year began in September 2012, on the heels of a healthy summer rebound for U.S. markets. Other than a pause in November for some election-related turbulence, stock performance for the most part continued to please investors, with major market indexes in the United States climbing to record highs. In fact, on the final two days of the period, stocks began what would become a 10-session winning streak, marking the best run in 16 years for the Dow Jones Industrial Average.

A key development for this fund, I believe, was a notable improvement in overall consumer sentiment, most likely tied to the recovery in the housing market. While the economy is still improving at a fairly slow pace, I believe signs of a turnaround in the previously dismal housing situation boosted investor confidence and contributed to investors’ willingness to take on more risk in the equity market.

How did the fund fare in this environment?

While global consumer stocks delivered a solid double-digit return for the period, the fund did not keep pace with its benchmark, the MSCI World Consumer Discretionary & Consumer

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 2/28/13. See pages 4 and 10–11 for additional fund performance information. Index descriptions can be found on page 14.

Global Consumer Fund	5

Staples Index. I believe my investment approach may have been too conservative in a period of strongly rebounding markets. The fund did not own enough of the cyclical stocks that performed well. At the same time, despite relatively defensive positioning overall, I maintained underweight exposure, relative to the benchmark, in one defensive area — consumer staples stocks. Contrary to traditional patterns, these stocks performed well, which also dampened relative fund returns.

What are some holdings or strategies that detracted from returns during the period?

Overall, the most significant detractor from fund performance was our stock selection in the U.S. retail sector, as evidenced by the period’s top three underperformers. The biggest disappointment was the stock of Bed Bath & Beyond. The company has struggled with two key issues — consumers who were seeking discounts in a still tenuous economy, and investor concerns about intensifying competition from online retailers. This led to weakened earnings for the company and a sharp price decline for its stock. I believe the issues that have negatively affected the company over the past six months are already reflected in the stock price, which is attractively low, in my view. At the close of the period, Bed Bath & Beyond remained in the portfolio.

Another U.S. retailer affected by slowing growth was Coach. The company, which specializes in small leather goods and accessories, has faced intensifying competition and has lost market share. While I believe this may be a temporary setback for a well-run company with historically strong profit margins, we are monitoring the stock closely for developments that may change our long-term outlook.

The stock of Nordstrom, a fashion retailer with over 200 U.S. stores, was also a drag on fund performance. Investors have been concerned about the company’s accelerating capital expenditures, including plans for its first store in Manhattan, slated to open in 2018. I believe investors are focused more

Country allocations are represented as a percentage of the fund’s net assets. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the exclusion of as-of trades, if any. Holdings and allocations may vary over time.

6	Global Consumer Fund

on these expenditures than the potential long-term growth benefits. In my view, Nordstrom remains a fundamentally solid, well-run company, and it remained in the portfolio at period-end.

Could you highlight some holdings or strategies that helped performance?

It is worth noting that the top two contributors to fund returns were our decisions to avoid the stocks of Wal-Mart Stores and The Coca-Cola Co. While I believe these are both solid, well-managed companies, I found their valuations and risk/reward profiles unattractive. My strategy of keeping them out of the portfolio proved beneficial as both underperformed for the period.

Among the stocks in the fund’s portfolio for the period, Fortune Brands Home & Security was the top performer. The strengthening U.S. housing market has helped this company, which specializes in kitchen and bath cabinetry, plumbing, and security and storage systems. I believe this is a strong business — a leader in its industry — that had been embedded in a large conglomerate, Fortune Brands. In October 2011, it was spun off from the holding company and now operates independently. It was an underfollowed — and, in my view, underappreciated — stock that presented an attractive, relatively low-risk opportunity to invest in the housing recovery.

Another portfolio highlight was media and entertainment company Time Warner, which has also felt the positive effects of the healing economy. Performance in its film division, particularly from the recent blockbuster The Hobbit: An Unexpected Journey, has been

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 2/28/13. Short-term holdings and derivatives, if any, are excluded. Holdings will vary over time.

Global Consumer Fund	7

much better than expected, and strong growth has resumed in its cable television business, with solid profitability from HBO. The company has also focused on streamlining, including the spinoff of its less profitable AOL subsidiary, and its plans to spin off the TIME, Inc. subsidiary later in 2013.

Three stocks in the gaming industry also made a positive contribution to fund returns for the period. Sands China and Las Vegas Sands, whose share prices had declined over concerns about slowing economic growth in China, advanced during the period as gaming activity picked up again.

Another gaming stock we bought at an attractive price was Penn National Gaming, which appreciated substantially after management announced it was spinning off the company’s real estate assets to create added value for shareholders. All of these outperforming stocks remained in the fund’s portfolio at the close of the period.

As we begin the second half of the fund’s fiscal year, what is your outlook?

The equity markets have had an incredibly strong run, global macroeconomic challenges appear to be less severe, and the U.S. housing and employment markets are healing. These are all positives for investors, although with so many stocks rebounding considerably off their lows, it becomes more challenging to find compelling new ideas for the portfolio.

Solid fundamental research will be key to identifying opportunities in the coming months. I remain optimistic about the fund’s core strengths: a disciplined investment process, a diversified portfolio that can take advantage of opportunities in markets around the world, and a team of analysts with extensive experience in covering the universe of consumer stocks.

Thank you, Walter, for updating us on the fund today.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are represented as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	Global Consumer Fund

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Walter D. Scully has an M.B.A. from The University of Chicago Booth School of Business and a B.S. from The Ohio State University. A Certified Public Accountant, he has been in the investment industry since he joined Putnam in 1996.

IN THE NEWS

The global economy continues to expand, but the rate of expansion slowed recently. Manufacturing production and services activity worldwide both eased in February, according to data compiled by JPMorgan and Market Economics. Economic growth was led by the United States, followed by China, Germany, the United Kingdom, Brazil, India, Russia, and Ireland. The rate of increase, however, dropped in most of those countries, with the United States and Russia being the exceptions. Japan’s economic output, meanwhile, was stagnant. In the still-troubled eurozone, conditions weakened substantially in France, Italy, and Spain, with output contracting sharply in these countries’ manufacturing and services sectors. While the global economic deceleration was considered slight by most observers, the expansion rate hit a four-month low in February. As the employment picture improves in the United States and around the world, economists hope that jobs growth will spur further demand.

Global Consumer Fund	9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 28, 2013, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/28/13

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)	(12/18/08)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	97.00%	85.68%	90.87%	88.87%	90.84%	90.84%	92.96%	86.21%	95.08%	99.07%
Annual average	17.55	15.90	16.67	16.37	16.66	16.66	16.97	15.98	17.27	17.84

3 years	44.35	36.05	41.10	38.10	41.13	41.13	42.28	37.30	43.37	45.48
Annual average	13.02	10.81	12.16	11.36	12.17	12.17	12.47	11.15	12.76	13.31

1 year	10.83	4.46	10.04	5.04	9.96	8.96	10.29	6.43	10.61	11.11

6 months	7.61	1.42	7.17	2.17	7.22	6.22	7.36	3.60	7.46	7.74

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

10	Global Consumer Fund

Comparative index returns For periods ended 2/28/13

MSCI World Consumer Discretionary &
Consumer Staples Index (ND)

Life of fund	97.54%
Annual average	17.63

3 years	53.75
Annual average	15.42

1 year	16.96

6 months	12.46

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Fund price and distribution information For the six-month period ended 2/28/13

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.202		$0.113	$0.127	$0.131		$0.175	$0.242

Capital gains — Long-term	0.140		0.140	0.140	0.140		0.140	0.140

Capital gains — Short-term	0.012		0.012	0.012	0.012		0.012	0.012

Total	$0.354		$0.265	$0.279	$0.283		$0.327	$0.394

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

8/31/12	$15.14	$16.06	$14.91	$14.86	$15.05	$15.60	$15.07	$15.18

2/28/13	15.92	16.89	15.70	15.64	15.86	16.44	15.85	15.94

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/13

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)	(12/18/08)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	104.92%	93.14%	98.53%	96.53%	98.53%	98.53%	100.63%	93.60%	102.96%	107.19%
Annual average	18.23	16.60	17.36	17.08	17.36	17.36	17.64	16.67	17.96	18.53

3 years	40.75	32.66	37.61	34.61	37.66	37.66	38.65	33.80	39.82	41.84
Annual average	12.07	9.88	11.23	10.42	11.24	11.24	11.51	10.19	11.82	12.36

1 year	11.42	5.02	10.65	5.65	10.65	9.65	10.89	7.01	11.21	11.69

6 months	10.48	4.13	10.14	5.14	10.13	9.13	10.23	6.37	10.41	10.60

See the discussion following the Fund performance table on page 10 for information about the calculation of fund performance.

Global Consumer Fund	11

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year
ended 8/31/12*	1.41%	2.16%	2.16%	1.91%	1.66%	1.16%

Total annual operating expenses
for the fiscal year ended 8/31/12	1.89%	2.64%	2.64%	2.39%	2.14%	1.64%

Annualized expense ratio for the
six-month period ended 2/28/13	1.37%	2.12%	2.12%	1.87%	1.62%	1.12%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 12/30/13.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from September 1, 2012, to February 28, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.05	$10.89	$10.89	$9.61	$8.33	$5.77

Ending value (after expenses)	$1,076.10	$1,071.70	$1,072.20	$1,073.60	$1,074.60	$1,077.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

12	Global Consumer Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended February 28, 2013, use the following calculation method. To find the value of your investment on September 1, 2012, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.85	$10.59	$10.59	$9.35	$8.10	$5.61

Ending value (after expenses)	$1,018.00	$1,014.28	$1,014.28	$1,015.52	$1,016.76	$1,019.24

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Global Consumer Fund	13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI World Consumer Discretionary & Consumer Staples Index (ND) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets in the consumer discretionary and consumer staples sector.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

14	Global Consumer Fund

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 28, 2013, Putnam employees had approximately $366,000,000 and the Trustees had approximately $87,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Global Consumer Fund	15

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

16	Global Consumer Fund

The fund’s portfolio 2/28/13 (Unaudited)

COMMON STOCKS (96.4%)*	Shares	Value

Auto components (0.9%)
Valeo SA (France)	2,264	$127,796

		127,796
Automobiles (5.5%)
Fiat SpA (Italy) †	29,583	158,532

General Motors Co. †	5,100	138,465

Nissan Motor Co., Ltd. (Japan)	32,600	329,327

Toyota Motor Corp. (Japan)	2,900	148,979

		775,303
Beverages (6.6%)
Beam, Inc.	3,400	207,502

Coca-Cola Enterprises, Inc.	8,920	319,158

Dr. Pepper Snapple Group, Inc.	3,100	135,222

Pernod-Ricard SA (France)	2,017	261,793

		923,675
Building products (1.6%)
Fortune Brands Home & Security, Inc. †	6,404	221,258

		221,258
Commercial services and supplies (1.2%)
G&K Services, Inc. Class A	4,000	166,680

		166,680
Distributors (0.5%)
LKQ Corp. †	3,600	76,284

		76,284
Food and staples retail (3.2%)
Kroger Co. (The)	6,200	181,102

Lawson, Inc. (Japan)	1,700	126,349

Whole Foods Market, Inc.	1,600	136,992

		444,443
Food products (9.6%)
Associated British Foods PLC (United Kingdom)	4,097	114,918

Hershey Co. (The)	2,400	200,016

Hillshire Brands Co.	1,100	35,640

Kerry Group PLC Class A (Ireland)	2,827	158,403

Mead Johnson Nutrition Co.	2,570	192,519

Nestle SA (Switzerland)	9,408	656,559

		1,358,055
Hotels, restaurants, and leisure (8.3%)
Compass Group PLC (United Kingdom)	18,546	225,288

Las Vegas Sands Corp.	3,100	159,619

McDonald’s Corp.	4,000	383,600

Norwegian Cruise Line Holdings, Ltd. †	319	9,883

Penn National Gaming, Inc. †	4,900	244,265

Sands China, Ltd. (Hong Kong)	31,600	150,665

		1,173,320
Household durables (1.1%)
Coway Co., Ltd. (South Korea)	3,230	148,638

		148,638
Household products (3.2%)
Colgate-Palmolive Co.	900	102,987

Procter & Gamble Co. (The)	4,569	348,066

		451,053

Global Consumer Fund	17

COMMON STOCKS (96.4%)* cont.	Shares	Value

Internet and catalog retail (5.6%)
Amazon.com, Inc. †	1,000	$264,270

HomeAway, Inc. †	5,300	156,350

Priceline.com, Inc. †	380	261,280

Rakuten, Inc. (Japan)	12,800	110,590

		792,490
Leisure equipment and products (3.1%)
Hasbro, Inc.	4,560	182,491

LeapFrog Enterprises, Inc. †	29,500	252,815

		435,306
Machinery (1.3%)
Stanley Black & Decker, Inc.	2,300	181,010

		181,010
Media (10.1%)
British Sky Broadcasting Group PLC (United Kingdom)	10,665	137,635

Comcast Corp. Class A	7,800	310,362

DISH Network Corp. Class A	7,400	257,520

Pearson PLC (United Kingdom)	12,039	210,607

Time Warner, Inc.	4,920	261,596

WPP PLC (United Kingdom)	15,776	252,351

		1,430,071
Multiline retail (5.5%)
Dollar General Corp. †	6,170	285,918

Macy’s, Inc.	4,400	180,840

Nordstrom, Inc.	5,800	314,476

		781,234
Real estate management and development (1.9%)
BR Malls Participacoes SA (Brazil)	10,100	130,625

Daito Trust Construction Co., Ltd. (Japan)	1,500	134,290

		264,915
Specialty retail (8.9%)
American Eagle Outfitters, Inc.	4,300	88,924

Bed Bath & Beyond, Inc. †	7,040	399,520

Best Buy Co., Inc.	11,720	192,325

Foschini Group, Ltd. (The) (South Africa)	7,461	88,446

GameStop Corp. Class A	5,600	140,336

Kingfisher PLC (United Kingdom)	47,919	201,399

Ulta Salon, Cosmetics & Fragrance, Inc.	1,700	150,552

		1,261,502
Textiles, apparel, and luxury goods (4.6%)
Cie Financiere Richemont SA (Switzerland)	3,406	272,297

Coach, Inc.	4,700	227,151

Luxottica Group SpA (Italy)	3,326	154,127

		653,575
Tobacco (13.7%)
Altria Group, Inc.	7,700	258,335

British American Tobacco (BAT) PLC (United Kingdom)	8,607	448,437

Japan Tobacco, Inc. (Japan)	11,500	362,768

Lorillard, Inc.	3,600	138,744

Philip Morris International, Inc.	7,950	729,415

		1,937,699

Total common stocks (cost $11,279,375)		$13,604,307

18	Global Consumer Fund

SHORT-TERM INVESTMENTS (4.7%)*	Shares	Value

Putnam Short Term Investment Fund 0.10% L	659,815	$659,815

Total short-term investments (cost $659,815)		$659,815

TOTAL INVESTMENTS

Total investments (cost $11,939,190)		$14,264,122

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2012 through February 28, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $14,116,558.

† Non-income-producing security.

L Affiliated company (Note 6). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $66,558 to cover certain derivatives contracts.

DIVERSIFICATION BY COUNTRY⌂

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	64.2%	Ireland	1.1%

United Kingdom	11.2	Hong Kong	1.1

Japan	8.5	South Korea	1.0

Switzerland	6.5	Brazil	0.9

France	2.7	South Africa	0.6

Italy	2.2	Total	100.0%

⌂ Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.

FORWARD CURRENCY CONTRACTS at 2/28/13 (aggregate face value $6,169,030) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.

	Australian Dollar	Buy	4/17/13	$115,446	$117,486	$(2,040)

	British Pound	Sell	3/20/13	268,646	279,287	10,641

	Canadian Dollar	Buy	4/17/13	55,312	57,025	(1,713)

Barclays Bank PLC

	Australian Dollar	Buy	4/17/13	42,860	43,621	(761)

	British Pound	Sell	3/20/13	202,205	210,158	7,953

	Euro	Sell	3/20/13	16,060	16,789	729

	Hong Kong Dollar	Sell	5/15/13	48,586	48,605	19

	Japanese Yen	Buy	5/15/13	168,444	168,818	(374)

	Singapore Dollar	Buy	5/15/13	83,737	83,734	3

	Swedish Krona	Buy	3/20/13	22,211	22,737	(526)

	Swiss Franc	Sell	3/20/13	204,346	210,458	6,112

Global Consumer Fund	19

FORWARD CURRENCY CONTRACTS at 2/28/13 (aggregate face value $6,169,030) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

	Citibank, N.A.

	Australian Dollar	Buy	4/17/13	$55,992	$56,983	$(991)

	British Pound	Buy	3/20/13	206,301	214,356	(8,055)

	Danish Krone	Buy	3/20/13	17,652	18,369	(717)

	Credit Suisse International

	Australian Dollar	Buy	4/17/13	71,161	72,413	(1,252)

	British Pound	Buy	3/20/13	188,704	196,140	(7,436)

	Canadian Dollar	Buy	4/17/13	52,116	53,808	(1,692)

	Euro	Sell	3/20/13	314,282	328,524	14,242

	Japanese Yen	Sell	5/15/13	280,100	280,770	670

	Swiss Franc	Buy	3/20/13	64,345	66,643	(2,298)

	Deutsche Bank AG

	British Pound	Sell	3/20/13	10,012	10,399	387

	Euro	Buy	3/20/13	3,134	618	2,516

	Swedish Krona	Buy	3/20/13	45,767	46,851	(1,084)

	Goldman Sachs International

	British Pound	Buy	3/20/13	206,301	214,371	(8,070)

	Japanese Yen	Buy	5/15/13	112,848	113,119	(271)

HSBC Bank USA, National Association

	Australian Dollar	Buy	4/17/13	1,425	1,451	(26)

	British Pound	Sell	3/20/13	81,003	84,178	3,175

	Canadian Dollar	Buy	4/17/13	28,576	28,645	(69)

	Canadian Dollar	Sell	4/17/13	28,576	29,497	921

	Euro	Buy	3/20/13	74,947	78,339	(3,392)

	JPMorgan Chase Bank N.A.

	Australian Dollar	Sell	4/17/13	55,993	56,890	897

	British Pound	Buy	3/20/13	179,148	186,092	(6,944)

	Canadian Dollar	Buy	4/17/13	49,694	51,299	(1,605)

	Euro	Buy	3/20/13	142,974	149,418	(6,444)

	Japanese Yen	Sell	5/15/13	134,984	135,588	604

	Swiss Franc	Sell	3/20/13	171,267	177,378	6,111

	Royal Bank of Scotland PLC (The)

	Australian Dollar	Buy	4/17/13	31,763	32,326	(563)

	State Street Bank and Trust Co.

	Canadian Dollar	Buy	4/17/13	62,578	64,589	(2,011)

	Euro	Buy	3/20/13	201,209	203,688	(2,479)

	Swedish Krona	Buy	3/20/13	81,843	83,758	(1,915)

	UBS AG

	British Pound	Sell	3/20/13	359,054	373,139	14,085

	Euro	Buy	3/20/13	496,557	519,163	(22,606)

	Swiss Franc	Buy	3/20/13	99,345	102,856	(3,511)

20	Global Consumer Fund

FORWARD CURRENCY CONTRACTS at 2/28/13 (aggregate face value $6,169,030) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

WestPac Banking Corp.

	British Pound	Buy	3/20/13	$16,838	$21,212	$(4,374)

	Canadian Dollar	Buy	4/17/13	2,228	3,150	(922)

	Euro	Buy	3/20/13	428,792	448,383	(19,591)

	Japanese Yen	Buy	5/15/13	404,780	405,909	(1,129)

Total						$(45,796)

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$4,938,842	$2,716,677	$—

Consumer staples	2,985,698	2,129,227	—

Financials	130,625	134,290	—

Industrials	568,948	—	—

Total common stocks	8,624,113	4,980,194	—

Short-term investments	659,815	—	—

Totals by level	$9,283,928	$4,980,194	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(45,796)	$—

Totals by level	$—	$(45,796)	$—

The accompanying notes are an integral part of these financial statements.

Global Consumer Fund	21

Statement of assets and liabilities 2/28/13 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $11,279,375)	$13,604,307
Affiliated issuers (identified cost $659,815) (Note 6)	659,815

Foreign currency (cost $2,730) (Note 1)	2,730

Dividends, interest and other receivables	11,859

Foreign tax reclaim	2,826

Receivable for shares of the fund sold	10,007

Unrealized appreciation on forward currency contracts (Note 1)	69,065

Receivable from Manager (Note 2)	5,345

Total assets	14,365,954

LIABILITIES

Payable for investments purchased	67,364

Payable for shares of the fund repurchased	7,435

Payable for investor servicing fees (Note 2)	6,574

Payable for custodian fees (Note 2)	8,176

Payable for Trustee compensation and expenses (Note 2)	1,901

Payable for administrative services (Note 2)	151

Payable for distribution fees (Note 2)	5,631

Unrealized depreciation on forward currency contracts (Note 1)	114,861

Payable for auditing and tax fees	29,942

Other accrued expenses	7,361

Total liabilities	249,396

Net assets	$14,116,558

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$11,542,867

Accumulated net investment loss (Note 1)	(38,782)

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	333,460

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	2,279,013

Total — Representing net assets applicable to capital shares outstanding	$14,116,558

(Continued on next page)

22	Global Consumer Fund

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($9,217,991 divided by 578,990 shares)	$15.92

Offering price per class A share (100/94.25 of $15.92)*	$16.89

Net asset value and offering price per class B share ($846,540 divided by 53,908 shares)**	$15.70

Net asset value and offering price per class C share ($1,618,169 divided by 103,435 shares)**	$15.64

Net asset value and redemption price per class M share ($51,469 divided by 3,245 shares)	$15.86

Offering price per class M share (100/96.50 of $15.86)*	$16.44

Net asset value, offering price and redemption price per class R share
($76,589 divided by 4,832 shares)	$15.85

Net asset value, offering price and redemption price per class Y share
($2,305,800 divided by 144,625 shares)	$15.94

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Global Consumer Fund	23

Statement of operations Six months ended 2/28/13 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $2,084)	$119,216

Interest (including interest income of $402 from investments in affiliated issuers) (Note 6)	1,009

Securities lending (Note 1)	135

Total investment income	120,360

EXPENSES

Compensation of Manager (Note 2)	41,070

Investor servicing fees (Note 2)	18,636

Custodian fees (Note 2)	6,836

Trustee compensation and expenses (Note 2)	568

Administrative services (Note 2)	217

Distribution fees (Note 2)	21,989

Auditing and tax fees	21,529

Reports to shareholders	7,535

Other	1,508

Fees waived and reimbursed by Manager (Note 2)	(25,192)

Total expenses	94,696

Expense reduction (Note 2)	(16)

Net expenses	94,680

Net investment income	25,680

Net realized gain on investments (Notes 1 and 3)	408,995

Net realized gain on foreign currency transactions (Note 1)	9,087

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(47,554)

Net unrealized appreciation of investments during the period	552,325

Net gain on investments	922,853

Net increase in net assets resulting from operations	$948,533

The accompanying notes are an integral part of these financial statements.

24	Global Consumer Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 2/28/13*	Year ended 8/31/12

Operations:
Net investment income	$25,680	$124,062

Net realized gain on investments
and foreign currency transactions	418,082	33,718

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	504,771	963,733

Net increase in net assets resulting from operations	948,533	1,121,513

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(114,016)	(122,715)

Class B	(6,156)	(3,237)

Class C	(11,952)	(9,416)

Class M	(400)	(498)

Class R	(863)	(868)

Class Y	(28,702)	(31,979)

Net realized short-term gain on investments

Class A	(6,775)	(87,149)

Class B	(654)	(3,784)

Class C	(1,127)	(8,007)

Class M	(37)	(528)

Class R	(59)	(567)

Class Y	(1,423)	(18,001)

From net realized long-term gain on investments
Class A	(79,039)	(552,897)

Class B	(7,627)	(24,007)

Class C	(13,150)	(50,794)

Class M	(427)	(3,346)

Class R	(691)	(3,597)

Class Y	(16,605)	(114,204)

Redemption fees (Note 1)	129	3,541

Increase (decrease) from capital share transactions (Note 4)	1,086,160	(2,720,757)

Total increase (decrease) in net assets	1,745,119	(2,631,297)

NET ASSETS

Beginning of period	12,371,439	15,002,736

End of period (including accumulated net investment
loss of $38,782 and undistributed net investment income
of $97,627, respectively)	$14,116,558	$12,371,439

* Unaudited

The accompanying notes are an integral part of these financial statements.

Global Consumer Fund	25

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees	end of period	value (%) [b]	(in thousands)	(%) [c,d]	net assets (%) [d]	(%)

Class A
February 28, 2013**	$15.14	.04	1.09	1.13	(.20)	(.15)	(.35)	— [e]	$15.92	7.61 *	$9,218	.68 *	.25 *	35 *
August 31, 2012	14.62	.14	1.67	1.81	(.21)	(1.08)	(1.29)	— [e]	15.14	13.70	8,552	1.41	.98	92
August 31, 2011	13.23	.06	2.27	2.33	(.12)	(.83)	(.95)	.01	14.62	17.44	12,058	1.40	.40	82
August 31, 2010	12.23	.07	1.38	1.45	(.09)	(.37)	(.46)	.01	13.23	11.99	8,758	1.47	.56	84
August 31, 2009†	10.00	.11	2.13	2.24	(.01)	—	(.01)	— [e]	12.23	22.42	3,995	.97 *	1.03 *	65 *

Class B
February 28, 2013**	$14.91	(.02)	1.07	1.05	(.11)	(.15)	(.26)	— [e]	$15.70	7.17 *	$847	1.05 *	(.12) *	35 *
August 31, 2012	14.43	.04	1.65	1.69	(.13)	(1.08)	(1.21)	— [e]	14.91	12.91	833	2.16	.29	92
August 31, 2011	13.09	(.05)	2.24	2.19	(.03)	(.83)	(.86)	.01	14.43	16.53	335	2.15	(.33)	82
August 31, 2010	12.17	(.02)	1.36	1.34	(.06)	(.37)	(.43)	.01	13.09	11.15	239	2.22	(.16)	84
August 31, 2009†	10.00	.05	2.13	2.18	(.01)	—	(.01)	— [e]	12.17	21.80 *	63	1.49 *	.45 *	65 *

Class C
February 28, 2013**	$14.86	(.02)	1.08	1.06	(.13)	(.15)	(.28)	— [e]	$15.64	7.22 *	$1,618	1.05 *	(.15) *	35 *
August 31, 2012	14.44	.04	1.63	1.67	(.17)	(1.08)	(1.25)	— [e]	14.86	12.85	1,120	2.16	.24	92
August 31, 2011	13.10	(.05)	2.24	2.19	(.03)	(.83)	(.86)	.01	14.44	16.55	639	2.15	(.31)	82
August 31, 2010	12.17	(.02)	1.36	1.34	(.05)	(.37)	(.42)	.01	13.10	11.11	127	2.22	(.16)	84
August 31, 2009†	10.00	.05	2.13	2.18	(.01)	—	(.01)	— [e]	12.17	21.80 *	48	1.49 *	.48 *	65 *

Class M
February 28, 2013**	$15.05	— [e]	1.09	1.09	(.13)	(.15)	(.28)	— [e]	$15.86	7.36 *	$51	.93 *	(.01) *	35 *
August 31, 2012	14.53	.05	1.69	1.74	(.14)	(1.08)	(1.22)	— [e]	15.05	13.22	46	1.91	.36	92
August 31, 2011	13.17	(.01)	2.26	2.25	(.06)	(.83)	(.89)	— [e]	14.53	16.79	55	1.90	(.09)	82
August 31, 2010	12.19	— [e]	1.39	1.39	(.04)	(.37)	(.41)	— [e]	13.17	11.41	44	1.97	.02	84
August 31, 2009†	10.00	.07	2.13	2.20	(.01)	—	(.01)	— [e]	12.19	22.01 *	30	1.32 *	.71 *	65 *

Class R
February 28, 2013**	$15.07	.02	1.09	1.11	(.18)	(.15)	(.33)	— [e]	$15.85	7.46 *	$77	.80 *	.12 *	35 *
August 31, 2012	14.60	.10	1.67	1.77	(.22)	(1.08)	(1.30)	— [e]	15.07	13.51	67	1.66	.70	92
August 31, 2011	13.21	.02	2.28	2.30	(.09)	(.83)	(.92)	.01	14.60	17.19	24	1.65	.16	82
August 31, 2010	12.21	.04	1.38	1.42	(.05)	(.37)	(.42)	— [e]	13.21	11.68	14	1.72	.28	84
August 31, 2009†	10.00	.09	2.13	2.22	(.01)	—	(.01)	— [e]	12.21	22.21 *	12	1.14 *	.86 *	65 *

Class Y
February 28, 2013**	$15.18	.05	1.10	1.15	(.24)	(.15)	(.39)	— [e]	$15.94	7.74 *	$2,306	.56 *	.34 *	35 *
August 31, 2012	14.67	.17	1.68	1.85	(.26)	(1.08)	(1.34)	— [e]	15.18	14.03	1,754	1.16	1.19	92
August 31, 2011	13.27	.11	2.26	2.37	(.15)	(.83)	(.98)	.01	14.67	17.70	1,891	1.15	.69	82
August 31, 2010	12.25	.10	1.39	1.49	(.10)	(.37)	(.47)	— [e]	13.27	12.26	829	1.22	.78	84
August 31, 2009†	10.00	.10	2.16	2.26	(.01)	—	(.01)	— [e]	12.25	22.64 *	330	.79 *	.85 *	65 *

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

26	Global Consumer Fund	Global Consumer Fund	27

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the period December 18, 2008 (commencement of operations) to August 31, 2009.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

February 28, 2013	0.19%

August 31, 2012	0.48

August 31, 2011	0.40

August 31, 2010	1.11

August 31, 2009	5.13

e Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

28	Global Consumer Fund

Notes to financial statements 2/28/13 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from September 1, 2012 through February 28, 2013.

Putnam Global Consumer Fund (the fund) is a non-diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund is currently operating as a diversified fund. In the future, the fund may operate as a non-diversified fund to the extent permitted by applicable law. The investment objective of the fund is to seek capital appreciation. The fund concentrates its investments in the consumer staples and consumer discretionary products and services industries, and invests mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide that Putnam Management believes have favorable investment potential. Potential investments include companies involved in the manufacture, sale or distribution of consumer staples and consumer discretionary products and services. The fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management also considers other factors that it believes will cause the stock price to rise and may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A short-term trading fee of 1.00% may have applied to redemptions (including exchanges into another fund) of shares purchased before January 2, 2013 and held for 90 days or less. The short-term trading fee was accounted for as an addition to paid-in-capital. No short-term trading fee applies to shares purchased on or after January 2, 2013.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1

Global Consumer Fund	29

securities under Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

30	Global Consumer Fund

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the fund’s average contract amount, see Note 5.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $70,501 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund had no securities out on loan.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has

Global Consumer Fund	31

been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

The aggregate identified cost on a tax basis is $12,010,605, resulting in gross unrealized appreciation and depreciation of $2,615,589 and $362,072, respectively, or net unrealized appreciation of $2,253,517.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.780%	of the first $5 billion,	0.580%	of the next $50 billion,

0.730%	of the next $5 billion,	0.560%	of the next $50 billion,

0.680%	of the next $10 billion,	0.550%	of the next $100 billion and

0.630%	of the next $10 billion,	0.545%	of any excess thereafter.

Putnam Management has contractually agreed, through December 30, 2013, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $25,192 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam

32	Global Consumer Fund

Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$12,578	Class R	107

Class B	1,195	Class Y	2,791

Class C	1,897	Total	$18,636

Class M	68

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $16 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $10, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$10,919	Class M	177

Class B	4,157	Class R	186

Class C	6,550	Total	$21,989

Global Consumer Fund	33

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $2,045 and $1 from the sale of class A and class M shares, respectively, and received $1,419 and $27 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $5,154,063 and $4,321,814, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 2/28/13		Year ended 8/31/12

Class A	Shares	Amount	Shares	Amount

Shares sold	65,171	$1,013,488	350,122	$5,156,665

Shares issued in connection with
reinvestment of distributions	8,463	128,039	37,161	486,805

	73,634	1,141,527	387,283	5,643,470

Shares repurchased	(59,475)	(913,765)	(647,476)	(9,087,780)

Net increase (decrease)	14,159	$227,762	(260,193)	$(3,444,310)

	Six months ended 2/28/13		Year ended 8/31/12

Class B	Shares	Amount	Shares	Amount

Shares sold	8,623	$132,525	39,236	$558,201

Shares issued in connection with
reinvestment of distributions	938	14,011	2,166	28,075

	9,561	146,536	41,402	586,276

Shares repurchased	(11,546)	(175,448)	(8,737)	(123,858)

Net increase (decrease)	(1,985)	$(28,912)	32,665	$462,418

	Six months ended 2/28/13		Year ended 8/31/12

Class C	Shares	Amount	Shares	Amount

Shares sold	31,944	$488,239	37,906	$537,703

Shares issued in connection with
reinvestment of distributions	1,753	26,103	5,258	67,992

	33,697	514,342	43,164	605,695

Shares repurchased	(5,607)	(85,152)	(12,072)	(173,281)

Net increase	28,090	$429,190	31,092	$432,414

34	Global Consumer Fund

	Six months ended 2/28/13		Year ended 8/31/12

Class M	Shares	Amount	Shares	Amount

Shares sold	141	$2,217	341	$4,890

Shares issued in connection with
reinvestment of distributions	57	864	335	4,372

	198	3,081	676	9,262

Shares repurchased	—	—	(1,400)	(19,855)

Net increase (decrease)	198	$3,081	(724)	$(10,593)

	Six months ended 2/28/13		Year ended 8/31/12

Class R	Shares	Amount	Shares	Amount

Shares sold	579	$8,945	2,451	$35,134

Shares issued in connection with
reinvestment of distributions	107	1,613	386	5,032

	686	10,558	2,837	40,166

Shares repurchased	(287)	(4,514)	(71)	(1,059)

Net increase	399	$6,044	2,766	$39,107

	Six months ended 2/28/13		Year ended 8/31/12

Class Y	Shares	Amount	Shares	Amount

Shares sold	53,743	$831,082	33,743	$488,814

Shares issued in connection with
reinvestment of distributions	3,084	46,691	12,523	164,184

	56,827	877,773	46,266	652,998

Shares repurchased	(27,716)	(428,778)	(59,679)	(852,791)

Net increase (decrease)	29,111	$448,995	(13,413)	$(199,793)

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares owned	Percentage of ownership	Value

Class A	192,340	33.22%	$3,062,053

Class M	1,217	37.50	19,302

Class R	1,231	25.48	19,511

Note 5: Summary of derivative activity

The average volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows:

Forward currency contracts (contract amount)	$7,400,000

Global Consumer Fund	35

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$69,065	Payables	$114,861

Total		$69,065		$114,861

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$12,322	$12,322

Total	$12,322	$12,322

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$(48,097)	$(48,097)

Total	$(48,097)	$(48,097)

Note 6: Transactions with affiliated issuers

Transactions during the reporting period with a company which is under common ownership or control, or with companies in which the fund owned at least 5% of the voting securities, were as follows:

	Market value at				Market value
	the beginning				at the end of
	of the reporting			Investment	the reporting
Name of affiliates	period	Purchase cost	Sale proceeds	income	period

Putnam Money Market
Liquidity Fund*	$608,170	$2,251,925	$2,860,095	$392	$—

Putnam Short Term
Investment Fund*	—	659,815	—	10	659,815

Totals	$608,170	$2,911,740	$2,860,095	$402	$659,815

Market values are shown for those securities affiliated during the reporting period.

* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund concentrates its investments in two sectors, which involves more risk than a fund that invests more broadly.

36	Global Consumer Fund

Note 8: New accounting pronouncement

In December 2011, the FASB issued ASU No. 2011–11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011–11 and its impact, if any, on the fund’s financial statements.

Global Consumer Fund	37

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Income
Growth Opportunities Fund	American Government Income Fund
International Growth Fund	Diversified Income Trust
Multi-Cap Growth Fund	Floating Rate Income Fund
Small Cap Growth Fund	Global Income Trust
Voyager Fund	High Yield Advantage Fund
High Yield Trust
Blend	Income Fund
Asia Pacific Equity Fund	Money Market Fund*
Capital Opportunities Fund	Short Duration Income Fund
Capital Spectrum Fund	U.S. Government Income Trust
Emerging Markets Equity Fund
Equity Spectrum Fund	Tax-free income
Europe Equity Fund	AMT-Free Municipal Fund
Global Equity Fund	Tax Exempt Income Fund
International Capital Opportunities Fund	Tax Exempt Money Market Fund*
International Equity Fund	Tax-Free High Yield Fund
Investors Fund
Multi-Cap Core Fund	State tax-free income funds:
Research Fund	Arizona, California, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio,
Value	and Pennsylvania.
Convertible Securities Fund
Equity Income Fund	Absolute Return
George Putnam Balanced Fund	Absolute Return 100 Fund®
The Putnam Fund for Growth and Income	Absolute Return 300 Fund®
International Value Fund	Absolute Return 500 Fund®
Multi-Cap Value Fund	Absolute Return 700 Fund®
Small Cap Value Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

38	Global Consumer Fund

Global Sector	Putnam RetirementReady® Funds — portfolios
Global Consumer Fund	with automatically adjusting allocations to
Global Energy Fund	stocks, bonds, and money market instruments,
Global Financials Fund	becoming more conservative over time.
Global Health Care Fund
Global Industrials Fund	RetirementReady 2055 Fund
Global Natural Resources Fund	RetirementReady 2050 Fund
Global Sector Fund	RetirementReady 2045 Fund
Global Technology Fund	RetirementReady 2040 Fund
Global Telecommunications Fund	RetirementReady 2035 Fund
Global Utilities Fund	RetirementReady 2030 Fund
RetirementReady 2025 Fund
Asset Allocation	RetirementReady 2020 Fund
Putnam Global Asset Allocation Funds —	RetirementReady 2015 Fund
portfolios with allocations to stocks, bonds,
and money market instruments that are	Putnam Retirement Income Lifestyle
adjusted dynamically within specified ranges	Funds — portfolios with managed
as market conditions change.	allocations to stocks, bonds, and money
market investments to generate
Dynamic Asset Allocation Balanced Fund	retirement income.
Dynamic Asset Allocation
Conservative Fund	Retirement Income Fund Lifestyle 1
Dynamic Asset Allocation Growth Fund	Retirement Income Fund Lifestyle 2
Dynamic Risk Allocation Fund	Retirement Income Fund Lifestyle 3

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Global Consumer Fund	39

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

40	Global Consumer Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President and Treasurer
Investment Sub-Manager	Robert J. Darretta
Putnam Investments Limited	Katinka Domotorffy	Janet C. Smith
57–59 St James’s Street	John A. Hill	Vice President,
London, England SW1A 1LD	Paul L. Joskow	Principal Accounting Officer,
	Elizabeth T. Kennan	and Assistant Treasurer
Investment Sub-Advisor	Kenneth R. Leibler
The Putnam Advisory	Robert E. Patterson	Susan G. Malloy
Company, LLC	George Putnam, III	Vice President and
One Post Office Square	Robert L. Reynolds	Assistant Treasurer
Boston, MA 02109	W. Thomas Stephens
James P. Pappas
Marketing Services	Officers	Vice President
Putnam Retail Management	Robert L. Reynolds
One Post Office Square	President	Mark C. Trenchard
Boston, MA 02109		Vice President and
	Jonathan S. Horwitz	BSA Compliance Officer
Custodian	Executive Vice President,
State Street Bank	Principal Executive Officer, and	Judith Cohen
and Trust Company	Compliance Liaison	Vice President, Clerk, and
Associate Treasurer
Legal Counsel	Steven D. Krichmar
Ropes & Gray LLP	Vice President and	Nancy E. Florek
	Principal Financial Officer	Vice President, Proxy
Manager, Assistant Clerk, and
	Robert T. Burns	Associate Treasurer
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Global Consumer Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this Microsoft Tag barcode to update your mailing options.

SA718
279996 4/13

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: April 26, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: April 26, 2013

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: April 26, 2013